Exhibit 10.4

REPAY HOLDINGS CORPORATION
PERFORMANCE-BASED NON-QUALIFIED STOCK OPTION

AWARD AGREEMENT

THIS PERFORMANCE-BASED NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (the “Award Document”) is hereby granted as of the “Grant Date” set forth below by Repay Holdings Corporation, a Delaware corporation (“Repay”), to the “Grantee” identified below pursuant to the Repay Holdings Corporation Omnibus Incentive Plan (as amended, the “Plan”) and subject to the terms and conditions set forth therein and as set out in this Award Document. Capitalized terms used herein shall, unless otherwise required by the context, have the meaning ascribed to such terms in the Plan.

By action of the Committee, and subject to the terms of the Plan, the Grantee is hereby granted Non-Qualified Stock Options (the “Options”) to acquire from Repay the number of shares of the Common Stock set forth below at the “per Share Option Price” set forth below, subject in all regards to the terms of the Plan and to the restrictions and risks of forfeiture set forth in this Award Document.

Grantee
Grant Date
Options
per Share Option Price

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained in this Award Document, Repay and the Grantee agree as follows:

1.
Grant. Repay hereby grants to the Grantee the Options set forth above, on the terms and conditions set forth in this Award Document and as otherwise set forth in the Plan. Subject to the terms and conditions of the Plan and this Award Document, each Option represents the Grantee’s right to acquire from Repay, at the per Share Option Price, one (1) share of the Common Stock, at the time and on the terms and conditions set forth herein. As a holder of Options, the Grantee has no rights as a stockholder with respect to any of the shares of Common Stock covered by the Options unless and until the Grantee has exercised the Options and become the holder of record of such shares of Common Stock.
2.
Vesting and Forfeiture.
(a)
Performance Based Vesting. Subject to the Plan and the other terms contained in this Award Document, the Options shall vest and become exercisable as of the date(s) set forth below, subject to the continued employment of the Grantee by Repay or an Affiliate (or any successor thereof) from the Grant Date through the applicable date(s) set forth below (each a “Vesting Date”):
(i)
With respect to _______ (__) of the shares of Common Stock covered by the Options as of the later of (A) the first (1st) anniversary of the Grant Date and (B) the date on which the Closing Market Value of a share of Common Stock has equaled or exceeded ______ dollars and ______ cents ($_____) per Share for any consecutive twenty (20) trading day period during the Performance Period; and
(ii)
With respect to another ________ (__) of the shares of Common Stock covered by the Options as of the later of (A) the second (2nd) anniversary of the Grant Date and (B) the date on which the Closing Market Value of a share of Common Stock has equaled or exceeded ________ dollars and _____ cents ($_____) per Share for any consecutive twenty (20) trading day period during the Performance Period; and
(iii)
With respect to the remaining _______ shares of Common Stock covered by the Options as of the later of (A) the third (3rd) anniversary of the Grant Date and (B) the date on which the Closing Market Value of a share of Common Stock has equaled or exceeded ________ dollars and ________ ($_____) per Share for any consecutive twenty (20) trading day period during the Performance Period.

Except as otherwise set forth in this Award Document, to the extent that any performance-based vesting requirements of the Options relating to the Closing Market Value of a share of Common Stock have not been satisfied or deemed satisfied prior to the end of the Performance Period, any unvested Options shall be automatically forfeited without consideration to the Grantee. There shall be no proportionate or partial vesting in the periods prior to each Vesting Date and all vesting shall occur only on the appropriate Vesting Date, subject to the continued employment of the Grantee by Repay or an Affiliate (or any successor thereof) from the Grant Date through the applicable Vesting Date. Upon expiration of the Option, the Option shall be cancelled and no longer exercisable.

For purposes of this Award Document, (i) “Closing Market Value” means the closing price per share of a share of the Common Stock on the applicable day as reported by NASDAQ or such other national stock exchange or quotation system on which such Shares may be traded for the specified day, and (ii) the “Performance Period” means the period beginning on the Grant Date and ending on the day prior to the fifth (5th)

anniversary of the Grant Date.

The performance-based vesting requirements of the Options shall be appropriately and equitably adjusted in the event of a stock dividend, extraordinary cash dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of Repay resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of Repay that are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by Repay.

(b)
Change in Control. Notwithstanding the foregoing, if there is a Change in Control during the Performance Period and the successor to Repay does not assume or provide for a substitute for the Grantee’s Options, the Grantee’s Options shall become vested and exercisable in full as of the date of the Change in Control, to the extent not vested previously, subject to the continued employment of the Grantee by Repay or an Affiliate (or any successor thereof) from the Grant Date until the date of the Change in Control. If there is a Change in Control during the Performance Period and the successor company assumes or provides a substitute award for the Grantee’s Options, with appropriate adjustments to the number and kind of shares of stock underlying the Options as may result from the Change in Control, the Grantee’s Options shall be deemed to have satisfied all performance-based vesting requirements relating to the Closing Market Value of a share of Common Stock, if not satisfied previously, and shall be converted, as of the date of the Change in Control, into service-based Options with respect to the number and kind of shares of stock underlying the Options as may result from the Change in Control, and such service-based Options will be vested and exercisable as of the date of the Change in Control, to the extent not vested previously, if the Change in Control occurs on or after the related anniversary of the Grant Date that applies to the service-based vesting requirements of the Options, or shall remain outstanding and eligible to become vested and exercisable on the applicable anniversary of the Grant Date that applies to the service-based vesting requirements of the Options, if the Change in Control occurs prior to the anniversary of the Grant Date that applies to the service-based vesting requirements of the Options, subject in that case to the continued employment of the Grantee by the Company or an Affiliate (or any successor thereof) from the Grant Date through the applicable anniversary of the Grant Date. If there is a Change in Control during the Performance Period and the successor company assumes or provides a substitute award for the Grantee’s Options, the Grantee’s Options that were vested and exercisable prior to the Change in Control will remain exercisable after the Change in Control, with appropriate adjustments to the number and kind of shares of stock underlying the Options as may result from the Change in Control.
(c)
Termination of Employment. If on or following a Change in Control during the Performance Period with respect to which the successor company assumes or provides a substitute award for Grantee’s Options and the Grantee’s performance-based Options are converted into service-based Options, the Grantee’s employment with Repay and its Affiliates (or any successor thereof) is terminated on or before vesting of the Options, by Repay or an Affiliate (or any successor thereof) without Cause (as hereinafter defined), by the Grantee for Good Reason (as hereinafter defined), or on account of the Grantee’s death or Incapacity (as hereinafter defined), and such termination constitutes a separation from service (within the meaning of Section 409A of the Code), then the Grantee’s Options shall become vested and exercisable in full upon such termination of Grantee’s employment, to the extent not vested previously, notwithstanding the termination of Grantee’s employment with Repay and/or its Affiliates (or any successor thereof).

For purposes of this Award Document, “Incapacity” shall have the same definition as under any employment agreement between the Company or an Affiliate (or any successor thereof) and the Grantee or, if no such employment agreement exists or if such employment agreement does not contain any such definition or words of similar import, “Incapacity” shall have the same meaning as “Disability” under the Plan; and “Cause” and “Good Reason” shall have the same definitions as under the Plan.

If prior to a Change in Control and the Vesting Date applicable to the Grantee’s Options, and during the Performance Period, the Grantee’s employment with Repay and its Affiliates (or any successor thereof) is terminated on account of the Grantee’s death or Incapacity, and such termination constitutes a separation from service (within the meaning of Section 409A of the Code), then (i) the Grantee’s Options shall become vested with respect to the service-based vesting requirement applicable to the Options, if not satisfied previously, notwithstanding the termination of Grantee’s employment with Repay and/or its Affiliates (or any successor thereof), and (ii) a Pro Rata Portion of the Grantee’s Options shall remain outstanding and eligible to become vested and exercisable on satisfaction of the performance-based vesting requirements applicable to the Options prior to the end of the Performance Period, on the same basis that such Pro Rata Portion of the Options would have become vested and exercisable had the Grantee’s employment with Repay and/or its Affiliates (or any successor thereof) not terminated prior to the end of the Performance Period. For purposes of this Agreement, “Pro Rata Portion” shall be determined separately with respect to each of the three (3) tranches of the Options and means a fraction, which may not exceed one (1), the numerator of which is the number of days from and including the Grant Date through the date of termination of Grantee’s employment with Repay and/or its Affiliates (or any successor thereof) which constitutes a separation from service (within the meaning of Section 409A of the Code), and the denominator of which is the number of days from and including the Grant Date through the date on which the Options become vested and exercisable on satisfaction of the performance-based vesting requirements applicable to the Options prior to the end of the Performance Period, as if the Grantee’s employment with Repay and/or its Affiliates (or any successor thereof) not terminated.

If prior to a Change in Control and the Vesting Date applicable to the Grantee’s Options, and during the Performance Period, the Grantee’s employment with Repay and its Affiliates (or any successor thereof) is terminated by Repay or an Affiliate (or any successor thereof) without Cause or by the Grantee for Good Reason, and such termination constitutes a separation from service (within the meaning of Section 409A of the Code), then (i) the Grantee’s Options shall become vested with respect to the service-based vesting requirements applicable to the Options, if not satisfied previously, notwithstanding the termination of Grantee’s employment with Repay and/or its Affiliates (or any successor thereof), with respect to those Options that would have satisfied the service-based vesting requirements applicable to the Options had the Grantee remained employed with Repay and/or its Affiliates (or any successor thereof) through that number of days after such termination of employment for which the Grantee is entitled to receive continued base salary as severance under any employment agreement between Repay or any Affiliate (or successor thereof) and the Grantee, and (ii) such Options, plus any of the Grantee’s Options with respect to which the service-based vesting requirements applicable to the Options were satisfied previously, shall remain outstanding and eligible to become vested and exercisable on satisfaction of the performance-based vesting requirements applicable to such Options prior to the earlier of the end of the Performance Period and that number of days after such termination of employment for which the Grantee is entitled to receive continued base salary as severance under any employment agreement between Repay or any Affiliate (or successor thereof) and the Grantee, on the same basis that such Options would have become vested and exercisable had the Grantee’s employment with Repay and/or its Affiliates (or any successor thereof) not terminated prior to the earlier of the end of the Performance Period and that number of days after such termination of employment for which the Grantee is entitled to receive continued base salary as severance under any employment agreement between Repay or any Affiliate (or successor thereof) and the Grantee.

(d)
Expiration Date. Unless earlier terminated in accordance with the terms and provisions of the Plan and/or this Award Document, all portions of the Option (whether vested or not vested) shall expire and shall no longer be exercisable after the date immediately preceding the seventh (7th) anniversary of the Grant Date of the Options.
(e)
Forfeiture of Unvested Options. Except as otherwise provided herein or as determined by the Committee in its sole discretion, unvested Options that are no longer eligible to vest and become exercisable under any circumstances shall be automatically forfeited without consideration to the Grantee upon the later of the Grantee’s termination of employment with Repay or its Affiliates (or any successor thereto) and the date on which the Options are no longer eligible to vest and become exercisable under any circumstances.
3.
Exercise Following Termination of Employment. Subject to the terms of the Plan and this Award Document, the Grantee’s Options, to the extent vested and exercisable or eligible to vest and become exercisable, shall remain outstanding and exercisable as follows:
(a)
Termination of Employment Due to Death or Incapacity. If the Grantee’s employment with Repay and its Affiliates (or any successor thereof) is terminated on account of Grantee’s death or Incapacity, (i) the then vested Options shall remain exercisable until the earlier of (A) one year from the date of termination of Grantee’s employment and (B) the expiration of the stated term of the Option pursuant to Section 2(d) hereof; and (ii) each separate tranche of the then unvested Options that remain outstanding and eligible to vest and become exercisable shall remain outstanding and be exercisable, if they subsequently become vested and exercisable, until the earlier of (A) one year from the date the Options become vested and exercisable (determined separately for each separate tranche of Options with different performance-based vesting requirements), and (B) the expiration of the stated term of the Option pursuant to Section 2(d) hereof. After the Grantee’s death, any unexercised Option held by the Grantee shall thereafter be exercisable, to the extent vested and exercisable, by the legal representative of the Grantee’s estate or the recipient of the unexercised Option by will or by the laws of descent and distribution.
(b)
Termination of Employment Without Cause or For Good Reason. If the Grantee’s employment with Repay and its Affiliates (or any successor thereof) is terminated by Repay or an Affiliate (or any successor thereof) without Cause, or by the Grantee for Good Reason, (i) the then vested Options shall remain exercisable until the earlier of (A) ninety (90) days from the date of termination of Grantee’s employment (or, if applicable and greater than ninety (90) days, that number of days after such termination of employment for which the Grantee is entitled to receive continued base salary as severance under any employment agreement between Repay or any Affiliate (or successor thereof) and (B) the expiration of the stated term of the Option pursuant to Section 2(d) hereof; and (ii) each separate tranche of the then unvested Options that remain outstanding and eligible to vest and become exercisable shall remain outstanding and be exercisable, if they subsequently become vested and exercisable, until the earlier of (A) ninety (90) days from the date the Options become vested and exercisable (or, if applicable and greater than ninety (90) days, that number of days after the Options become vested and exercisable that equals the number of days after such termination of employment for which the Grantee is entitled to receive continued base salary as severance under any employment agreement between Repay or any Affiliate (or successor thereof) (determined separately for each separate tranche of Options with different performance-based vesting requirements), and (B) the expiration of the stated term of the Option pursuant to Section 2(d) hereof.
(c)
Resignation Other Than For Good Reason. If the Grantee’s employment with Repay and its Affiliates (or any successor thereof) is terminated by the Grantee other than for Good Reason, the then vested portion of the Options shall remain exercisable until the earlier of (A) ninety (90) days from the date of termination of Grantee’s employment and (B) the expiration of the stated term of the Options pursuant to Section 2(d) hereof.
(d)
Termination of Employment for Cause. If the Grantee’s employment with Repay and its Affiliates (or any successor thereof) is terminated by Repay or an Affiliate (or any successor thereof) for Cause, the Grantee’s Options (whether or not vested) shall terminate and expire upon notice that the Grantee’s employment is to be terminated for Cause.
4.
Method of Exercise and Payment. Subject to Section 7 hereof and Section 6(c) and (e) of the Plan, to the extent that the Options have become vested and exercisable with respect to any of the shares of Common Stock as provided herein, the Grantee may exercise the Options, in whole or in part, at any time or from time to time prior to the expiration of the Options as provided herein. The Grantee may pay for the shares of Common Stock (i) in cash or cash equivalent acceptable to the Committee, (ii) by means of a “net exercise” procedure where Repay will withhold that number of shares of Common Stock whose Fair Market Value, as of the date of the withholding, equals the Option Price for the Shares, or (iii) any combination of the foregoing (provided that the number of shares of Common Stock to be withheld may not exceed that amount which would result in adverse financial accounting consequences for Repay with respect to the Options). Withholding of any portion of the shares of Common Stock in connection with Grantee’s payment of the Option Price shall be deemed to be a taxable repurchase of such withheld shares of Common Stock for federal income tax purposes at the time that occurs.
5.
No Rights as a Stockholder. The Grantee shall not have any rights of a stockholder of Repay with respect to the shares of Common Stock underlying the Options unless and until such shares of Common Stock are issued to the Grantee. Accordingly, the Grantee shall not have any right to vote the shares of Common Stock covered under the Options, nor shall the Grantee be entitled to receive any cash dividends on the shares of Common Stock covered under the Options with respect to which the record date for such dividends is prior to issuance of the shares of Common Stock to the Grantee.
6.
Settlement of the Options. Subject to the terms of the Plan and this Award Document, Repay shall issue to the Grantee one (1) share of Common Stock for each Option that has been exercised in accordance with the terms of this Award Document and shall deliver to the Grantee such shares of Common Stock as soon as practicable after the proper exercise of the Options (but in no event later than thirty (30) after such exercise), subject to the Grantee’s payment of the Option Price and applicable withholding taxes).
7.
Withholding for Taxes. As a condition to the exercise of the Options and the issuance of any shares of Common Stock under this Award Document, and subject to Section 17 of the Plan, the Grantee shall be required to pay any required withholding taxes attributable to exercise of the Options (i) in cash or cash equivalent acceptable to the Committee, (ii) by means of a “net exercise” procedure where Repay will withhold that number of shares of Common Stock whose Fair Market Value, as of the date of the withholding, equals the amount of the tax withholdings, or (iii) any combination of the foregoing (provided that the number of shares of Common Stock to be withheld may not exceed that amount which would result in adverse financial accounting consequences for Repay with respect to the Options). Withholding of any portion of the shares of Common Stock in connection with Repay’s withholding obligations arising on account of the exercise of the Options shall be deemed to be a taxable repurchase of such withheld shares of Common Stock for federal income tax purposes at the time that occurs.
8.
Clawback. The Options and any shares of Common Stock acquired hereunder are subject to (i) the Compensation Recovery provisions of the Plan and (ii) the terms of any recoupment policy currently in effect or subsequently adopted by Repay, including without limitation any such recoupment policy to implement Section 304 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) or Section 10D of the Exchange Act (or any

amendment or modification of any such recoupment policy adopted by Repay) to the extent that such Options (whether or not previously exercised) and/or any shares of Common Stock acquired hereunder or the value of such Options and/or any shares of Common Stock acquired hereunder are required to be returned to Repay pursuant to the terms of such recoupment policy.
9.
Compliance with Legal Requirements. The granting of the Options and the delivery of any shares of Common Stock thereunder and any other obligations of Repay under this Award Document shall be subject to all applicable federal, state, local and foreign laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.
10.
Transferability. At all times prior to the settlement of the Options, the Options may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against Repay or an Affiliate (or any successor thereof).
11.
Waiver. Any right of Repay contained in this Agreement may be waived in writing by the Committee. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages.
12.
Severability. The invalidity or unenforceability of any provision of this Award Document shall not affect the validity or enforceability of any other provision of this Award Document, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
13.
Employment. Nothing in the Plan or in this Award Document shall be construed to imply or to constitute evidence of any agreement, express or implied, on the part of Repay or any Affiliate (or any successor thereof) to retain the Grantee in the employ of Repay or an Affiliate (or any successor thereof) and/or as a member of Repay’s or any successor’s Board of Directors or in any other capacity.
14.
Binding Effect. The terms of this Award Document shall be binding upon and shall inure to the benefit of Repay, its successors and assigns, the Grantee and the beneficiaries, executors, administrators and heirs of the Grantee.
15.
Entire Agreement. This Award Document and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior communications, representations and negotiations in respect thereto. In the event of a conflict between the Plan and this Award Document, the terms of the Plan shall control. No change, modification or waiver of any provision of this Award Document shall be valid unless the same be in writing and signed by the parties hereto, except for any changes permitted without consent of the Grantee under the Plan.

16.
Governing Law. This Award Document shall, except to the extent preempted by federal law, be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

12. Section 409A. Notwithstanding any other provision of this Award Document, it is intended that the Options will constitute exempt stock rights within the meaning of Section 409A of the Code, and this Award Document will be construed consistent with that intent.

13. Electronic Acceptance and Signature. By clicking the applicable acceptance box on the Equity Edge Online website, Grantee agrees to all of the terms and conditions described in this Award Document and the Plan. Such online acceptance constitutes Grantee’s electronic signature for the execution and delivery of this Agreement, which shall have the same force and effect as if Grantee manually signed this Award Document. The parties hereto may execute and deliver any additional documents in connection with this Award Document using procedures now or hereafter established by Repay (or any third party engaged by Repay to provide administrative services related to the Plan) for electronic signature and delivery.

IN WITNESS WHEREOF, this Award Document has been executed on this __ day of March, 2023.

REPAY HOLDINGS CORPORATION

By: ________________________________

Its [TITLE]

ELECTRONICALLY ACCEPTED BY: